UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

December 14, 2023
Date of report (Date of earliest event reported)

GENPREX, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38244	90-0772347
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3300 Bee Cave Road, #650-227, Austin, TX		78746
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (512) 537-7997

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GNPX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 14, 2023, Genprex, Inc., a Delaware corporation (“we” or “our” or the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”). The final voting results for each of the matters submitted to a vote of stockholders at the Special Meeting, as set forth in the Company’s Definitive Proxy Statement, filed with the Securities and Exchange Commission on November 3, 2023, are as follows:

Proposal 1. Amendment to our Amended and Restated Certificate of Incorporation.

The amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our issued shares of common stock, at a specific ratio, ranging from one-for-ten (1:10) to one-for-fifty (1:50), at any time prior to December 31, 2025, subject to our Board of Directors' determination, in its sole discretion, whether or not to implement the reverse stock split and, if so, at what specific ratio within the foregoing range, without further approval or authorization of our stockholders (“Proposal 1”) was approved by the stockholders upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,933,367	13,716,034	92,628	0

In connection with the Special Meeting, the Company also solicited proxies with respect to the adjournment of the Special Meeting for the purpose of soliciting additional proxies if there were insufficient votes at the Special Meeting to approve Proposal 1 (the “Adjournment Proposal”).  As there were sufficient votes at the time of the Special Meeting to approve Proposal 1, the Adjournment Proposal was unnecessary and such proposal was not submitted to the stockholders for approval at the Special Meeting.

No other business properly came before the Special Meeting.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENPREX, INC.

Date: December 18, 2023	By:	/s/ Ryan Confer
Ryan Confer
Chief Financial Officer (Principal Financial Officer)